                                                                  EXHIBIT 10.1.1

                                  ALBECCA INC.
                                   LARSON-JUHL

                       2000 STOCK APPRECIATION RIGHTS PLAN

                               As of May 1, 2000,
                             unless otherwise noted


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                                  ALBECCA INC.
                                   LARSON-JUHL

                       2000 STOCK APPRECIATION RIGHTS PLAN

                                TABLE OF CONTENTS

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ARTICLE I - DEFINITIONS...........................................................................................1


ARTICLE II - THE PLAN.............................................................................................3
         2.1      Name............................................................................................3
         2.2      Purpose.........................................................................................3
         2.3      Effective Date..................................................................................3


ARTICLE III - PARTICIPANTS........................................................................................3


ARTICLE IV - ADMINISTRATION.......................................................................................3
         4.1      Duties and Powers of the Committee..............................................................3
         4.2      Interpretation; Rules...........................................................................4
         4.3      No Liability....................................................................................4
         4.4      Majority Rule...................................................................................4
         4.5      Company Assistance..............................................................................4


ARTICLE V - NUMBER OF SARS TO BE AWARDED UNDER THE PLAN...........................................................4
         5.1      Limitations.....................................................................................4
         5.2      Adjustment and Ownership Changes................................................................4


ARTICLE VI - STOCK APPRECIATION RIGHTS............................................................................5
         6.1      SAR Awards......................................................................................5
         6.2      Determination of Price..........................................................................5
         6.3      Exercise of SAR.................................................................................5
         6.4      Payment of SAR Spread...........................................................................5
         6.5      Nontransferibility..............................................................................6
         6.6      No Shareholder Rights...........................................................................6
         6.7      Termination of Employment or Service............................................................6
         6.8      Employment Rights...............................................................................6
         6.9      Company Right to Repurchase Options.............................................................6


ARTICLE VII - TERMINATION AND AMENDMENT...........................................................................6
         7.1      Termination and Amendment.......................................................................6
         7.2      Effect on Recipient's Rights....................................................................6

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
ARTICLE VIII - RELATIONSHIP TO OTHER COMPENSATION PLANS...........................................................6


ARTICLE IX - MISCELLANEOUS........................................................................................7
         9.1      Replacement or Amended Awards...................................................................7
         9.2      Forfeiture for Competition......................................................................7
         9.3      Plan Binding on Successors......................................................................7
         9.4      Singular, Plural; Gender........................................................................7
         9.5      Headings, etc., No Part of Plan.................................................................7


Exhibit A - SAR Agreement.......................................................................................A-1


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                                   LARSON-JUHL

                       2000 STOCK APPRECIATION RIGHTS PLAN




                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

                  "Affiliate" of a company shall mean a Parent or Subsidiary of the company, or another entity under common control with the company.

                  "Board" shall mean the Board of Directors of the Company.

                  "Code" shall mean the United States Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

                  "Committee" shall mean the committee of the Board designated by the Board as the "Compensation Committee," which committee shall have the duties and authority set forth herein in addition to any other authority expressly granted by the Board. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean the Board.

                  "Company" shall mean Albecca Inc., a Georgia corporation.

                  "Director" shall mean a member of the Board.

                  "Employer" shall mean the entity that employs a Recipient.

                  "Fair Market Value" on any date shall mean (i) the closing sales price of the Stock on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; or (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Committee.

                  "Initial Public Offering" shall mean an underwritten public offering of the Stock on a firm commitment basis that results in gross proceeds to the Company of at least $15,000,000 and after which the Stock has been listed on, admitted to or approved for trading on a national securities exchange, the NASDAQ Stock Market or another similar trading market.

                  "Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

                  "Parent" shall mean any corporation or limited liability company (other than the Employer) in an unbroken chain of corporations and limited liability companies ending with the Employer if, at the time of the grant (or modification) of the SAR, each of the entities other than the Employer owns either
                  (i) stock possessing 50 percent or more of the total combined voting power of all classes of stock, in one of the other corporations or (ii) 50 percent or more of the total combined voting power of the membership interests in one of the other limited liability companies, in such chain.

                  "Plan" shall mean the Larson-Juhl 2000 Stock Appreciation Rights Plan, the terms of which are set forth herein.

                  "Recipient" shall mean a person to whom a SAR has been granted hereunder.

                  "SAR" shall mean a stock appreciation right in respect of the stock, which is the right to receive an amount equal to the SAR Spread.

                  "SAR Agreement" shall mean an agreement between the Company and a Recipient under which the Recipient is awarded a SAR hereunder, a sample form of which is attached hereto as Exhibit A (which form may be varied or replaced by the Committee in granting a SAR).

                  "SAR Price" shall mean the base value established by the Committee for a SAR on the date the SAR is granted and which is used in determining the amount of benefit, if any, paid to a Recipient.

                  "SAR Spread" shall mean, with respect to any SAR, an amount equal to (a) the Fair Market Value of a share of Stock on the date such SAR is exercised, less (b) the SAR Price of such SAR, provided that such number is a positive number.

                  "Stock" shall mean the Class A Common Stock, $0.01 par value, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

                  "Subsidiary" shall mean any corporation or limited liability company (other than the Employer) in an unbroken chain of corporations and limited liability companies



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                  beginning with the Employer if, at the time of the grant (or modification) of the SAR, each of the corporations and limited liability companies other than the last corporation in the unbroken chain owns either (i) stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations or (ii) 50 percent or of the total combined voting power of all membership interests in one of the other limited liability companies, in such chain.

                  "Team Member" shall mean an employee of the Employer.


                                   ARTICLE II
                                    THE PLAN

         2.1 Name. This Plan shall be known as the "Larson-Juhl 2000 Stock Appreciation Rights Plan."

         2.2 Purpose. The purpose of the Plan is to advance the interests of the Team Member, the Company, its Subsidiaries and its shareholders by affording certain Team Members and Directors of the Company and its Subsidiaries, as well as key consultants and advisors to the Company or any Subsidiary, an opportunity to participate in the increase in the value of the Company. The objective of the issuance of SARs is to promote the growth and profitability of the Company and its Subsidiaries because the Recipients will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

         2.3      Effective Date. The Plan shall become effective on May 1,
2000.


                                   ARTICLE III
                                  PARTICIPANTS

         The persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company which may include, but not be limited to, all Directors and Team Members of the Company or any Subsidiary, as well as key consultants and advisors to the Company or any Subsidiary.


                                   ARTICLE IV
                                 ADMINISTRATION

         4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary, if any. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant SARs in accordance with the provisions of the Plan. Subject to the provisions of the Plan, the Committee shall have the


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discretion and authority to determine those individuals to whom SARs will be granted, the number of SARs, such other matters as are specified herein, and any other terms and conditions of a SAR Agreement. Without limitation of the foregoing, SARs may be granted subject to conditions based on the performance of the Company and/or the Recipient, or any other factor the Committee deems relevant. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant SARs under the Plan to any person who is a Team Member of the Company but not an Officer or Director. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Recipient an election to surrender a SAR in exchange for the grant of a new SAR, and shall have the authority to amend or modify an outstanding SAR Agreement, or to waive any provision thereof, provided that the Recipient consents to such action. In performing its duties hereunder, the Committee shall act in good faith in a reasonable manner for the benefit of the Company.

         4.2 Interpretation; Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the form, details and provisions of each SAR Agreement (which may or may not conform to the provisions of the sample SAR Agreement attached hereto as Exhibit A), and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any SARs granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

         4.3 No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any SAR granted hereunder.

         4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

         4.5 Company Assistance. The Company shall supply information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.


                                    ARTICLE V
                   NUMBER OF SARS TO BE AWARDED UNDER THE PLAN

         5.1 Limitations. Subject to any adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of SARs that may be awarded hereunder shall be 500,000. The number of SARs that may be awarded under the Plan may be increased from time to time in accordance with Article VIII.

         5.2      Adjustment and Ownership Changes.

                  (a) If (i) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger,


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consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split, or a transaction of a similar nature, (ii) there is an increase in the number of issued and outstanding shares through the declaration of a stock dividend, (iii) any spin-off, split-off or other distribution of assets materially affects the price of Albecca's Stock, or (iv) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding SARs, then the terms of any outstanding SAR shall be adjusted accordingly by the Committee.

                  (b) If the Company shall be a party to any reorganization pursuant to which it will not survive, including a merger, consolidation, or acquisition of the Stock or substantially all the assets of Albecca, the Committee shall have the right, at its discretion, to declare that all SARs granted under the Plan shall become exercisable immediately prior to the happening of such event, notwithstanding the provisions of the respective SAR Agreements regarding exercisability, or to notify all Recipients that all SARs granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with SARs issued by such successor corporation.

                  (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, upon the adoption of a plan of dissolution or liquidation of the Company, the Committee may, at its discretion, accelerate the exercisability of any one or more SARs. Whether or not such an acceleration occurs, all outstanding SARs shall be canceled to the extent they remain unexercised at the time such transaction is consummated.

                  (d)      The adjustments described in paragraphs (a) through
(c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


                                   ARTICLE VI
                            STOCK APPRECIATION RIGHTS

         6.1 SAR Awards. The Committee may grant Awards of SARs under this Plan upon such restrictions, terms and conditions as the Committee may prescribe. Each Award shall be governed by a SAR Agreement between the Company and the Recipient which shall contain the restrictions, terms and conditions prescribed by the Committee.

         6.2 Determination of Price. The SAR Price shall be established by the Committee in its sole discretion.

         6.3 Exercise of SAR. A SAR shall be exercisable at such time as may be determined by the Committee. Upon exercise of a SAR, the Recipient shall be entitled, subject to the terms and conditions of this Plan and the SAR Agreement, to receive an amount equal to the SAR Spread.

         6.4 Payment of SAR Spread. Payment of the SAR Spread shall be made in cash pursuant to the terms and conditions set forth in the SAR Agreement, and may be paid in installments in the sole discretion of the Committee.

         6.5 Nontransferability. No SAR under the Plan shall be transferable by a Recipient other than by will or the laws of descent and distribution. During the lifetime of a Recipient, SARs shall be exercisable only by such Recipient (or by such Recipient's guardian or legal representative, should one be appointed).

         6.6 No Shareholder Rights. A Recipient shall have no rights as a shareholder with respect to such SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions except as provided in Article V hereof.

         6.7 Termination of Employment or Service. The Committee shall have the power to specify, with respect to the SARs awarded to a particular Recipient, the effect upon such Recipient's right to exercise a SAR upon termination of such Recipient's employment or service under various circumstances, which effect may include immediate or deferred termination of such Recipient's rights under a SAR, or acceleration of the date upon which a SAR may be exercised.

         6.8 Employment Rights. Nothing in the Plan or in any SAR Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

         6.9 Company Right to Repurchase or Convert SARs. The Company shall have such rights to repurchase a SAR, or convert a SAR to an option for Stock, as may be specified in the applicable SAR Agreement.


                                   ARTICLE VII
                            TERMINATION AND AMENDMENT

         7.1 Termination and Amendment. The Board may at any time amend or terminate the Plan.

         7.2 Effect on Recipient's Rights. No such amendment or termination of the Plan shall affect adversely a Recipient's rights under a SAR Agreement without the consent of the Recipient or his or her legal representative.


                                  ARTICLE VIII
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

         The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for Team Members or Directors of the Company or any of its Subsidiaries.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 Replacement or Amended Awards. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may modify outstanding SARs or accept the surrender of outstanding SARs and grant new SARs in substitution for them. No modification of a SAR shall adversely affect a Recipient's rights under a SAR Agreement, however, without the consent of the Recipient or his or her legal representative.

         9.2 Forfeiture for Competition. If a Recipient provides services to a competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, investor, financier or otherwise, as determined in the sole discretion of the Committee, then that Recipient's rights under any SARs outstanding hereunder shall be forfeited and terminated, subject in each case to a determination to the contrary by the Committee. The Committee shall cause notice of such forfeiture to be given to the Recipient, but a delay in the giving of such notice shall not affect such forfeiture.

         9.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

         9.4 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         9.5 Headings, etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they do not constitute part of the Plan.



                   *         *         *         *         *



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                                  Exhibit A to
                                  ALBECCA INC.
                            LARSON-JUHL 2000 SAR Plan
                              Form of SAR Agreement


                                  ALBECCA INC.
                                   LARSON-JUHL
                                  SAR AGREEMENT


         THIS SAR AGREEMENT (this "Agreement"), entered into as of this 1st day of May, 2000, is by and between Albecca Inc., a Georgia Corporation (the "Company"), and (the "Recipient").

         WHEREAS, on May 1, 2000, the Company has adopted a stock appreciation rights plan, known as the Company's "Larson-Juhl 2000 Stock Appreciation Rights Plan" (the "Plan"); and

         WHEREAS, the Committee has granted the Recipient a SAR as set forth below, and in consideration of the awarding of that SAR the Recipient intends to remain in the employ of the Company or its subsidiaries; and

         WHEREAS, the Company and the Recipient desire to enter into a written agreement with respect to such SAR in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. Incorporation of Plan. This SAR is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Recipient.

         2. Award of SARs. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its award to the Recipient, not in lieu of salary or other compensation, of stock appreciation rights (the "SARs") with respect to the number of shares of the Company's Class A Common Stock set forth on Schedule A attached hereto and incorporated herein by reference. The SARs shall be exercisable in the amounts and at the time specified on Schedule A. The SARs shall expire and shall not be exercisable on and after the date, if any, specified on Schedule A, and shall terminate as provided herein.

         3.       SAR Price. The SAR Price shall be as specified on Schedule A.

         4. Exercise Terms. The Recipient must exercise the SARs as to at least the lesser of 100 shares or the number of exercisable SARs which remain unexercised, except as provided on Schedule A hereto.

         5. SARs Non-Transferable. No SAR shall be transferable by Recipient other than by will or the laws of descent and distribution. During the lifetime of a Recipient, SARs shall be exercisable only by such Recipient (or by such Recipient's guardian or legal representative, should one be appointed).

         6. Vesting. The SARs shall vest and become exercisable upon the earliest of (a) the Recipient's death, (b) the termination of the Recipient's employment with the Company or any of its Subsidiaries due to the Recipient's Long Term Disability, (c) immediately prior to the Sale of the Company or Change in Control (as hereinafter defined), (d) the Recipient attaining the age of 55 and the expiration of at least four years since the first award to the Recipient under the Plan (whether pursuant to this Agreement or another SAR Agreement),
(e) the completion by the Recipient of 25 years of service with the Company and its Subsidiaries and the expiration of at least three and one-half years since the first award to the Recipient under the Plan (whether pursuant to this Agreement or another SAR Agreement), or (f) the date that is three and one-half years beyond the Date of Award of these SARs.

         7. Exercise of SARs. To the extent vested, these SARs may only be exercised by the Recipient (or by the Recipient's administrators, executors or personal representatives under Section 17 hereof) by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Recipient (or by such administrators, executors or personal representatives) and delivered or mailed to the Company as specified in Section 17(c) hereof. Any such notice shall (a) specify the number of SARs which the Recipient (or such administrators, executors or personal representatives, as the case may be) then elects to exercise hereunder, and (b) contain such other information as may be reasonably required for the proper administration of the plan.

         8. Adjustment in SARs. The number of SARs awarded hereunder and other terms hereof are subject to adjustment during the term of this Agreement in accordance with Section 5.2 of the Plan.

         9. Company's Right to Purchase SARs. The Company shall have the right to purchase the SARs from the Recipient pursuant to the following terms and conditions:

                  (a) If the Recipient's employment with the Company or any of its Subsidiaries terminates for any reason (including death or disability) other than the Recipient's Willful Misconduct (as defined below) and thereafter the Recipient is not employed by either the Company or any of its Subsidiaries, the Company shall have the right to purchase from the Recipient all of the SARs or any portion of the SARs designated by the Committee, and upon the Company's exercise of such right the Recipient shall sell the SARs or designated portion thereof to the Company. The purchase price for the SARs or designated portion thereof shall be the applicable SAR Spread, determined as of the time the Company exercises such right. The Company shall pay such purchase price in 10 equal annual installments beginning on the first anniversary of the SAR Purchase Notice (as defined below), together with interest at the 1-year U.S. treasury bill rate.

                  (b) At any time after the Recipient reaches age 60, the Company shall have the right to purchase from the Recipient all of the SARs or any portion of the SARs designated by the Committee, and upon the Company's exercise of such right the Recipient shall sell the SARs or designated portion thereof to the Company. The purchase price for the SARs or designated portion thereof shall be the applicable SAR Spread, determined as of the time the Company exercises such right. The Company shall pay such purchase price in 10 equal annual installments beginning on the first anniversary of the SAR Purchase Notice, together with interest at the 1-year U.S. treasury bill rate plus 2%.

                  (c) If the Recipient's employment status with the Company or any of its Subsidiaries changes in such a way that the Committee determines, in its sole discretion, that the Recipient's position with the Company or any of its Subsidiaries is no longer entitled to "SAR status," then the Company shall have the right to purchase from the Recipient all of the SARs or any portion of the SARs designated by the Committee, and upon the Company's exercise of such right the Recipient shall sell the SARs or designated portion thereof to the Company. The purchase price for the SARs or designated portion thereof shall be the applicable SAR Value, determined as of the time the Company exercises such right. The Company shall pay the first 20% of such purchase price within thirty days after the SAR Purchase Notice, and shall pay the balance of such purchase price, if any, in four (4) equal annual installments beginning on the first anniversary of the SAR Purchase Notice, together with interest at the 1-year U.S. treasury bill rate.

         (d) If exercised, any such purchase right shall be exercised by the Company giving notice thereof to the Recipient (a "SAR Purchase Notice"). The Company may prepay in whole or part, at any time and from time to time, without penalty or premium, any amount owed by the Company to the Recipient under subsection (a), (b) or (c) above.

         (e) Immediately prior to the closing of an Initial Public Offering the Company shall, in its sole discretion, have the right to convert the SARs into options for Stock, on equivalent economic terms to the SARs, all in accordance with applicable securities laws.

         10. Recipient's Right to Exercise SARs. Recipient shall have the right to exercise the SARs pursuant to the following terms and conditions:
(a) At any time before the Recipient reaches age 55 or the Recipient completes 25 years of service with the Company and its Subsidiaries, the Recipient shall have the right to exercise all or any portion of the SARs for the SAR Spread, upon giving a SAR Exercise Notice (as defined below), provided that the Recipient shall not have the right to exercise in any calendar year SARs having a combined SAR Spread at the time of exercise of more than $50,000. The Company shall pay the SAR Spread within thirty days after the SAR Exercise Notice.

         (b) After the Recipient reaches age 55 or upon the Recipient completing 25 years of service with the Company or its Subsidiaries, the Recipient shall have the right to exercise all (but not less than all) of the SARs. The Company shall pay the greater of (i) the first $250,000 of the SAR Spread or (ii) 1/6 of the SAR Spread within thirty days after the SAR Exercise Notice, and shall pay the balance (if any) in five (5) equal annual installments beginning on the first anniversary of the SAR Exercise Notice, together with interest at the 1-year U.S. treasury bill rate plus 2%.

         (c) If the Recipient's employment with the Company or any of its Subsidiaries terminates for any reason other than the Recipient's Willful Misconduct (and other than the Recipient's death or Long Term Disability, which events are dealt with in subsection (d) below), and thereafter the Recipient is not employed by either the Company or any of its Subsidiaries, the Recipient shall have the right to exercise all (but not less than all) of the SARs. The Company shall pay the SAR Spread in 10 equal annual installments beginning on the first anniversary of the SAR Exercise Notice, together with interest at the 1-year U.S. treasury bill rate.

         (d) If the Recipient's employment with the Company or any of its Subsidiaries terminates due to the Recipient's death or Long Term Disability, the Recipient's administrators, executors or personal representatives, as the case may be, shall have the right to exercise all (but not less than all) of the SARs. The Company shall pay the first $250,000 of the SAR Spread within thirty days after the SAR Exercise Notice, and shall pay the balance (if any) in five
(5) equal annual installments beginning on the first anniversary of the SAR Exercise Notice, together with interest at the 1-year U.S. treasury bill rate plus 2%.

         (e) The exercise of the SARs by the Recipient (or by the Recipient's administrators, executors or personal representatives under subsection (a), (b), (c) or (d) above, as applicable shall be made by giving notice of the Recipient's intent to exercise to the Company (a "SAR Exercise Notice"). The Company may prepay in whole or part, at any time and from time to time, without penalty or premium, any amount owed by the Company to the Recipient under subsection (a), (b), (c) or (d) above.

         (f) Recipients right's under this Section 10 shall terminate upon a conversion of the SARs into options for Stock as provided in Section 9 (e) hereof.

         11. Date of Award. These SARs were awarded by the Board of Directors of the Company on the date set forth in Schedule A (the "Date of Award").

         12. Confidentiality. The Recipient shall not during his or her employment with the Company or any of its Subsidiaries, and for a period of two years after his or her employment in the case of Confidential Information, and at any time after his or her employment in the case of Trade Secrets (for as long as the information constitutes a Trade Secret), for whatever reason use personally (except in the proper performance of his or her duties with the Company) or divulge or communicate to any corporation, partnership, trust, limited liability company, or other business entity or individual, except to those officers and Team Members of the Company whose responsibility it is to know the same, or as specifically directed by the Board or a court or other governmental authority, any Confidential Information or Trade Secrets which may have been disclosed to the Recipient during his or her employment or which may otherwise have come to his or her attention after execution of this Agreement.

"Confidential Information" means all competitively sensitive information relating to the past, current or future business of the Company or any of its Subsidiaries (other than Trade Secrets and other than information in the public domain on the date hereof or that enters the public domain after the date hereof through no fault of the Recipient), including, without limitation: all technical data; research and development information; engineering or other data; designs, specifications, processes and formulae; manufacturing or planning procedures, techniques or information; marketing plans, strategies and forecasts; business and product development plans, strategies and forecasts; financial statements, budgets, prices, costs and financial projections; accounting procedures or financial information; names and details of consumers, customers, suppliers and agents; Team Member details; and secret information; together with the possible or likely function, purpose or application of that information whether in the current activities of the Company or any of its Subsidiaries or fields to which the activities of the Company or any of its Subsidiaries may reasonably extend from time to time; any part of or improvements to that information, and any recommendation, test or report of the Company or any of its Subsidiaries or any consultant or agent in connection with that information; and whether such information is oral, written, recorded or stored by electronic, magnetic, electromagnetic or other form or process or otherwise in a machine readable form, translated from the original form, recompiled, made into a compilation, wholly or partially copied, modified, updated or otherwise altered, or originated or obtained by, or coming into the possession, custody, control or knowledge of the Company or any of its Subsidiaries either alone or jointly.

"Trade Secrets" means any information pertaining to the past, current or future business of the Company or any of its Subsidiaries which (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

         13. Nonsolicitation. The Recipient acknowledges and recognizes the highly competitive nature of the Company's business and accordingly agrees that, to induce the Company to consummate the transactions contemplated by this Agreement, Recipient shall not, without the prior written consent of the Company, during Recipient's employment and for a period of two (2) years thereafter: (i) solicit business substantially similar to the business of the Company or any of its Subsidiaries from anyone who is or becomes an active or prospective customer of the Company or any of its Subsidiaries with whom Recipient had direct, material contact with during the last twelve (12) months of Recipient's employment with the Company or its Subsidiaries; or (ii) solicit for employment any Team Member of the Company or its Subsidiaries; and Recipient shall not attempt to do any of the things (or directly or indirectly assist anyone else in doing or attempting to do any of the things) specified in subsections (i) or (ii) above. The parties agree that the restrictions set forth in this Section 13 are fair and reasonable in light of the consideration provided to Recipient, that the restrictions are necessary to protect the Company's legitimate business interests, and that upon any violation of this
Section 13 the Company may cease making any payments to the Recipient otherwise required under Section 9 or 10.

         14. Severability. The provisions of this Agreement are intended to be reasonable and not to violate the public policies of the jurisdictions in which it is to be enforced. If a judicial determination is made that any of the provisions of this Agreement constitutes an unreasonable or otherwise unenforceable restriction against the Recipient, such provision shall be modified to the extent necessary to render such provision reasonable and enforceable. Further, the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         15. Termination of SARs. All rights of the Recipient under the SARs shall terminate (a) as to the unvested portion thereof, if the Recipient's employment with the Company or any of its Subsidiaries terminates for any reason and thereafter the Recipient is not employed by either the Company or any of its Subsidiaries, immediately upon such termination (other than termination of employment due to the Recipient's death or Long Term Disability), (b) as to all of the SARs, whether or not vested, if the Recipient's employment with the Company or any of its Subsidiaries terminates due to Willful Misconduct, immediately upon the later of such termination or the Company's giving notice to the Recipient of such Willful Misconduct, (c) as to all of the SARs or the designated portion to be purchased, if the Company gives a SAR Purchase Notice, immediately upon the giving of the SAR Purchase Notice, (d) as to all of the SARs, one year after the death of the Recipient or termination of employment of a Recipient due to the Recipient's Long Term Disability; or (e) as to all of the SARs, immediately upon the expiration of the SARs. The termination of such rights shall not relieve the Recipient of any of his or her obligations hereunder, which shall survive any such termination.

         16.      Definitions. For purposes of this Agreement:

                  (a) "Long Term Disability" means the Recipient qualifies for the Company's Group Long Term Disability Plan, for the US management group, as amended from time to time and in effect at the time of the long-term disability. Notwithstanding anything to the contrary, any payments made to the Recipient pursuant to the Company's Long Term Disability Plan will not reduce the amount to be paid to the Recipient pursuant to the terms of this Agreement. In addition, any amounts paid to the Recipient pursuant to the terms of this Agreement will not, where legally allowable, reduce any qualifying payments made to the Recipient pursuant to the Company's Long Term Disability Plan.

                  (b) "SAR Spread" shall mean, with respect to any SAR, an amount equal to (a) the Fair Market Value of a share of Stock on the date such SAR is exercised, less (b) the SAR Price of such SAR.

                  (c) "Sale of the Company or Change in Control" means (i) a merger involving the Company in which the Company is not the surviving entity,
(ii) a merger involving the Company in which the Company is the surviving entity but the persons holding equity securities of the Company immediately before the merger do not hold the power to elect a majority of the members of the Board of Directors of the Company immediately after the merger, (iii) the transfer in a single transaction or a series of related transactions (other than an Initial Public Offering) of equity securities of the Company giving the holder thereof the power to elect a majority of the members of the Board of Directors of the Company, or (iv) the transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company.

                  (d) "Willful Misconduct" means the commission of a felony; theft or embezzlement; breach of confidentiality, non-competition or non-solicitation restrictions imposed hereunder or otherwise in connection with employment by the Company or any of its Subsidiaries; or any other action which, in the opinion of the Committee, was taken with the intent or effect of harming the Company or any of its Subsidiaries.

         17.      Miscellaneous.

                  (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and permitted assigns. If the Recipient or the Recipient's interests are represented by an administrator, executor or personal representative, the rights and obligations of the Recipient hereunder shall become the rights and obligations of such administrator, executor, or personal representative during the period of such representation, and all communication by the Company with, and Company performance with respect to, such administrator, executive or personal representative, shall constitute communication with and performance with respect to such Recipient.

                  (b) This Agreement is executed and delivered in and shall be governed by the laws of the State of Georgia.

                  (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished when personally delivered or, if given by fax, when sent, or if mailed, five days after the date when sent by registered or certified mail, postage prepaid, return receipt requested, addressed, if to the Recipient, at the address set forth below and, if to the Company, at 3900 Steve Reynolds Boulevard, Norcross, Georgia 30093, Attention:
Chief Executive Officer, with a required copy to the Company at 3900 Steve Reynolds Boulevard, Norcross, Georgia 30093, Attention: Chief Financial Officer.

                  (d) This Agreement may not be modified except in a writing executed by each of the parties hereto.

                  (e) Recipient agrees that the remedy of the Company and its Subsidiaries at law for breach of any of the covenants set forth in Sections 12 and 13 hereof will be inadequate. In the event of such a breach or threatened breach by Recipient, in addition to any other rights or remedies that the Company or its Subsidiaries may have, the Company or its Subsidiaries shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual or likely damages or harm and without waiting for actual damages or harm to be incurred.

                  (f) To the extent the Company has the right to purchase the SARs, or any portion thereof, the Company may assign such right to its shareholders pro rata based on their respective holdings of the Company's equity securities. To the extent the Company is obligated to pay the SAR Spread upon an exercise of the SAR, the Company may permit such obligation to be assumed by its shareholders pro rata based on their respective holdings of the Company's equity securities or by its subsidiaries.

                  (g) The descriptive headings of the Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.


IN WITNESS WHEREOF, the Company has caused this SAR Agreement to be executed on its behalf, and the Recipient has executed this SAR Agreement, all as of the day and year first written above.

ALBECCA INC.                                 RECIPIENT

By:                                          By:
         -----------------------------          ------------------------------
Name:    Craig Ponzio                        Name:
Title:   Chairman & CEO                      Address:

                                   SCHEDULE A
                                TO SAR AGREEMENT
                              BETWEEN ALBECCA INC.
                                       AND

                          ----------------------------

                                Dated: __________

1.       Number of SARs: __________

2.       SAR Price:   $ ___________ per SAR.

3.       Date of Award: ___________

4.       SAR Exercise Period:

         The SAR shall expire not later than four years after (a) the determination by the Committee that the SAR shall expire, notice of which must be given to Recipient within 90 days after such determination, or (b) the date upon which such SAR's are converted to options pursuant to Section 9(e) of this SAR Agreement.

                                   SCHEDULE B
                               NOTICE OF EXERCISE


         The undersigned hereby notifies Albecca Inc. (the "Company") of his/her election to exercise ______ of the undersigned's SARs in the Company pursuant to the SAR Agreement (the "Agreement") between the undersigned and the Company dated __________, ____.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this day
of ____________, ______.                             RECIPIENT


                                    -------------------------------------------
                                    Signature



                                    -------------------------------------------
                                    Name and Position (if other than Recipient)